Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Gene Engineer Corp. (the "Company") on Form 10-Q for the quarter ended July 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Han-Chen Lin, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 20, 2016

/s/ Han-Chen Lin
Han-Chen Lin Principal Financial Officer and Principal Accounting Officer